united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company, 1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/24

Item 1. Reports to Stockholders.

Pinnacle Multi-Strategy Core Fund

Class A Shares (APSHX)

Class C Shares (CPSHX)

Class I Shares (IPSHX)

Semi-Annual Report

March 31, 2024

1-888-985-9830

www.pinnacledynamicfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Pinnacle Multi Strategy Core Fund

Dear Shareholders:

We are pleased to present you with the semi-annual Report for March 31, 2024 for the Pinnacle Multi Strategy Core Fund (the “Fund”).

As of March 31, 2024, the Fund returned the following (inception date October 1, 2015):

Pinnacle Multi Strategy Core Fund Share Class	6 Months	Since Inception
Class A share (APSHX) – load waived	18.54%	6.27%
Class C share (CPSHX) – No Load	18.08%	5.48%
Class I share (IPSHX)	18.71%	6.54%
Load Adjusted
Class A share (APSHX)	11.70%	5.54%

Past Performance does not guarantee future results. It is not possible to invest directly in an index or category average. The maximum sales charge for Class A Shares is 5.75%. Class A Share investors may be eligible for a reduction in sales charges. *The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.29% for Class A, 3.04% for Class C and 2.04% for Class I. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until August 1, 2025, to ensure that the net annual fund operating expenses will not exceed 1.49%, 2.24%, and 1.24% attributable to Class A, C, and I shares respectively, subject to possible recoupment from the Fund in future years. Please review the Fund’s Prospectus for more detail on the expense waiver. For performance information current to the most recent month end, please call toll-free 1-888-985-9830.

During the same time periods (6 months and since inception (10/1/15)) the Fund’s primary benchmark, the Dow Jones Moderately Aggressive Portfolio Index®, returned 16.05% and 8.83% respectively and the average of the Fund’s Morningstar category, Morningstar Tactical Allocation®, returned 13.89% and gained 5.16% respectively.

The past six months ended March 31, 2024, saw strong, positive equity market returns. The decline that started in August and September of last year continued throughout October. However, we then saw a strong rebound and higher move in the equity markets throughout November and December. This strong upward move continued throughout the first quarter of this year.

Given this backdrop the Fund provided strong, positive returns over the past six months, especially when compared to its benchmark (Dow Jones Moderately Aggressive Portfolio Index®) and its Morningstar category (Morningstar Tactical Allocation®).

3362-NLD-05/07/2024

As we spoke about in this past annual shareholder letter, the most significant news related to the Fund was the change to using our own risk management signals and relative strength rankings. Since the change was effective on April 1, 2023, the full six-month returns are based on our own signals and rankings. While this is a short time period in longer-term investing, we are glad to report a successful six months.

We believe our current process using our own risk signals and relative strength rankings will still enable the Fund to navigate turbulent market environments as it has been able to in the past, while providing opportunity for more sustained equity participation in positive equity environments. This is why we believe our current risk management signals and relative strength rankings will provide the Fund with the flexibility to navigate many different possible scenarios and continues to give the Fund the best opportunity to achieve its investment objective.

Definitions/Glossary

Dow Jones Moderately Aggressive Portfolio Index® – A global benchmark that takes 80% of the risk of the global securities market. It is a total return index that is a time-varying weighted average of stocks, bonds, and cash. The Index is the efficient allocation of stocks, bonds, and cash in a portfolio with 80% of the risk of the Dow Jones Aggressive Portfolio Index. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Morningstar Tactical Allocation® – Asset weighted category average of US based open end mutual funds that Morningstar has assigned to this category. Tactical Allocation portfolios seek to provide capital appreciation and income by actively shifting allocations between asset classes. These portfolios have material shifts across equity regions, and bond sectors on a frequent basis. Returns do reflect internal fees and expenses of the funds included in this category, but returns do not reflect any sales charges. The category average is not available for direct investment.

S&P 500®Total Return- The S&P 500® Total Return Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. Returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Past Performance does not guarantee future results.

It is not possible to invest in an index or category average.

3362-NLD-05/07/2024

PINNACLE MULTI-STRATEGY CORE FUND
PORTFOLIO REVIEW (Unaudited)
March 31, 2024

The Fund’s performance figures* for the period ended March 31, 2024, compared to its benchmark:

	Six	One	Three	Five	Inception*** -
	Months	Year	Years	Years	March 31, 2024
Pinnacle Multi-Strategy Core Fund - Class A	18.54%	25.41%	2.39%	8.31%	6.27%
Pinnacle Multi-Strategy Core Fund - Class A with load	11.70%	18.21%	0.38%	7.03%	5.54%
Pinnacle Multi-Strategy Core Fund - Class C	18.08%	24.36%	1.61%	7.49%	5.48%
Pinnacle Multi-Strategy Core Fund - Class I	18.71%	25.59%	2.61%	8.56%	6.54%
Dow Jones Moderately Aggressive Portfolio Index **	16.05%	16.22%	3.93%	8.16%	8.83%

*	Performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, before any fee waivers, are 2.29% for Class A shares, 3.04% for Class C shares and 2.04% for Class I shares per the February 1, 2024 prospectus. Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-888-985-9830.

**	Dow Jones Moderately Aggressive Portfolio Index® – A global benchmark that takes 80% of the risk of the global securities market. It is a total return index that is a time-varying weighted average of stocks, bonds, and cash. The index is the efficient allocation of stocks, bonds, and cash in a portfolio with 80% of the risk of the Dow Jones Global Stock CMAC Index. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

***	Inception date is October 1, 2015.

The Fund’s holdings by asset class as of March 31, 2024 are as follows:

Asset Class	% of Net Assets
Exchange Traded Funds - Equity	98.4%
Money Market Fund	2.2%
Liabilities in Excess of Other Assets	(0.6)%
100.0%

Please refer to the Schedule of Investments in this Semi-Annual Report for a listing of the Fund’s holdings.

PINNACLE MULTI-STRATEGY CORE FUND
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2024

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 98.4%
	EQUITY - 98.4%
3,230	Consumer Discretionary Select Sector SPDR Fund	$593,965
10,515	Financial Select Sector SPDR Fund	442,892
13,780	First Trust Cloud Computing ETF(a)	1,317,368
3,182	First Trust Dow Jones Internet Index Fund(a)	652,596
11,665	First Trust NASDAQ Cybersecurity ETF	657,789
6,195	First Trust US Equity Opportunities ETF	655,428
1,525	Health Care Select Sector SPDR Fund	225,288
4,710	Industrial Select Sector SPDR Fund	593,272
9,605	Invesco QQQ Trust Series 1	4,264,716
24,905	Invesco S&P 500 Top 50 ETF	1,049,248
4,980	iShares US Pharmaceuticals ETF	338,117
30,460	Pacer US Small Cap Cash Cows 100 ETF	1,497,414
380,160	Pinnacle Focused Opportunities ETF(a)(b)	10,774,988
15,280	Real Estate Select Sector SPDR Fund	604,018
58,115	SPDR Portfolio S&P 500 Growth ETF	4,251,112
48,165	SPDR S&P 400 Mid CapGrowth ETF	4,204,323
11,080	SPDR S&P 500 ETF Trust	5,795,616
32,995	SPDR S&P 600 Small Cap Growth ETF	2,878,154
7,060	SPDR S&P Biotech ETF	669,923
6,540	SPDR S&P Insurance ETF	340,538
17,135	SPDR S&P Retail ETF	1,353,494
2,075	Technology Select Sector SPDR Fund	432,160
		43,592,419

	TOTAL EXCHANGE-TRADED FUNDS (Cost $39,641,068)	43,592,419

	SHORT-TERM INVESTMENTS — 2.2%
	MONEY MARKET FUND - 2.2%
980,817	First American Government Obligations Fund, Class X, 5.23% (Cost $980,817)(c)	980,817

	TOTAL INVESTMENTS - 100.6% (Cost $40,621,885)	$44,573,236
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6)%	(270,318)
	NET ASSETS - 100.0%	$44,302,918

ETF	- Exchange-Traded Fund

SPDR	- Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	Affiliated security.

(c)	Rate disclosed is the seven-day effective yield as of March 31, 2024.

See Accompanying Notes to Financial Statements.

Pinnacle Multi-Strategy Core Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2024

ASSETS
Investment Securities:
At cost (including affiliated security of $8,240,665)	$40,621,885
At value (including affiliated security of $10,774,988)	44,573,236
Receivable for securities sold	5,002,597
Dividends and interest receivable	46,493
Receivable for Fund shares sold	200
Prepaid expenses and other assets	27,139
TOTAL ASSETS	49,649,665

LIABILITIES
Payable for investments purchased	5,273,816
Payable to related parties	19,967
Investment advisory fees payable	19,910
Distribution (12b-1) fees payable	9,504
Trustee fees payable	2,839
Payable for Fund shares repurchased	509
Accrued expenses and other liabilities	20,202
TOTAL LIABILITIES	5,346,747
NET ASSETS	$44,302,918

Net Assets Consist Of:
Paid in capital	$42,229,403
Accumulated earnings	2,073,515
NET ASSETS	$44,302,918

Net Asset Value Per Share:
Class A Shares:
Net Assets	$7,280,146
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	560,951
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$12.98
Maximum offering price per share (maximum sales charge of 5.75%)	$13.77

Class C Shares:
Net Assets	$10,262,140
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	844,574
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$12.15

Class I Shares:
Net Assets	$26,760,632
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,026,866
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$13.20

(a)	Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%.

See Accompanying Notes to Financial Statements.

Pinnacle Multi-Strategy Core Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2024

INVESTMENT INCOME
Dividends (including income on affiliated security of $0)	$171,471
Interest	79,080
TOTAL INVESTMENT INCOME	250,551

EXPENSES
Investment advisory fees	194,658
Distribution (12b-1) fees:
Class A	8,665
Class C	47,757
Registration fees	24,000
Transfer agent fees	24,057
Administrative services fees	20,632
Legal fees	14,000
Accounting services fees	12,394
Compliance officer fees	11,999
Printing and postage expenses	11,240
Audit fees	9,104
Trustees fees and expenses	7,640
Third party administrative servicing fees	5,866
Custodian fees	2,350
Insurance expense	1,250
Other expenses	2,251
TOTAL EXPENSES	397,863
Less: Fees waived by the adviser for affiliated holding	(20,331)
Less: Fees waived / expenses reimbursed by the adviser	(99,584)
NET EXPENSES	277,948
NET INVESTMENT LOSS	(27,397)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions (including gain on affiliated security of $132,282)	4,076,849
Net change in unrealized appreciation on investments (including gain on affiliated security of $2,674,076)	2,741,484

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	6,818,333

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,790,936

See Accompanying Notes to Financial Statements.

Pinnacle Multi-Strategy Core Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	March 31, 2024	September 30,
	(Unaudited)	2023
FROM OPERATIONS
Net investment income (loss)	$(27,397)	$89,013
Net realized gain from security transactions	4,076,849	1,305,725
Net change in unrealized appreciation on investments	2,741,484	1,230,557
Net increase in net assets resulting from operations	6,790,936	2,625,295

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	189,663	174,340
Class C	57,155	66,128
Class I	8,477,228	424,079
Payments for shares redeemed:
Class A	(805,887)	(2,011,399)
Class C	(610,166)	(1,496,881)
Class I	(863,323)	(5,731,265)
Redemption fee proceeds:
Class A	118	7
Class C	163	8
Class I	383	15
Net increase (decrease) in net assets resulting from shares of beneficial interest	6,445,334	(8,574,968)

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,236,270	(5,949,673)

NET ASSETS
Beginning of Period	31,066,648	37,016,321
End of Period	$44,302,918	$31,066,648

See Accompanying Notes to Financial Statements.

Pinnacle Multi-Strategy Core Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Six Months Ended	Year Ended
	March 31, 2024	September 30,
	(Unaudited)	2023
SHARE ACTIVITY
Class A:
Shares Sold	15,268	16,754
Shares Redeemed	(67,408)	(189,961)
Net decrease in shares of beneficial interest outstanding	(52,140)	(173,207)

Class C:
Shares Sold	5,078	6,718
Shares Redeemed	(56,735)	(150,163)
Net decrease in shares of beneficial interest outstanding	(51,657)	(143,445)

Class I:
Shares Sold	739,098	37,423
Shares Redeemed	(73,270)	(542,707)
Net increase (decrease) in shares of beneficial interest outstanding	665,828	(505,284)

See Accompanying Notes to Financial Statements.

Pinnacle Multi-Strategy Core Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period/Year Presented

	Six Months Ended
	March 31, 2024		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
Class A	(Unaudited)		September 30, 2023	September 30, 2022	September 30, 2021		September 30, 2020	September 30, 2019
Net asset value, beginning of period/year	$10.95		$10.11	$13.48	$11.84		$10.36	$11.71
Activity from investment operations:
Net investment income (loss) (1) (5)	(0.01)		0.04	(0.04)	(0.07)		(0.05)	0.04
Net realized and unrealized gain (loss) on investments	2.04		0.80	(1.31)	1.71		1.58	(1.04)
Total from investment operations	2.03		0.84	(1.35)	1.64		1.53	(1.00)
Less distributions from:
Net investment income	—		—	—	—		(0.05)	—
Net realized gains	—		—	(2.02)	—		—	(0.35)
Total distributions	—		—	(2.02)	—		(0.05)	(0.35)
Paid-in-Capital From Redemption Fees (1) (6)	0.00		0.00	0.00	0.00		0.00	0.00
Net Asset Value, at end of period/year	$12.98		$10.95	$10.11	$13.48		$11.84	$10.36
Total return (2)	18.54	% (9)	8.31%	(12.74)%	13.85	% (7)	14.81%	(8.31)%
Net assets, at end of period/year (000s)	$7,280		$6,711	$7,947	$11,864		$8,519	$7,047
Ratio of gross expenses to average net assets (3)(4)	2.01	% (8)	2.08%	1.84%	1.67%		1.85%	1.78%
Ratio of net expenses to average net assets (4)	1.38	% (8)	1.49%	1.49%	1.49%		1.49%	1.49%
Ratio of net investment income (loss) to average net assets (4)(5)	(0.13	%) (8)	0.36%	(0.33%)	(0.48%)		(0.42%)	0.37%
Portfolio Turnover Rate	190	% (9)	512%	1127%	551%		560%	607%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period/year.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived fees and/or reimbursed a portion of its expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(8)	Annualized.

(9)	Not annualized.

See Accompanying Notes to Financial Statements.

Pinnacle Multi-Strategy Core Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period/Year Presented

	Six Months Ended
	March 31, 2024		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
Class C	(Unaudited)		September 30, 2023	September 30, 2022	September 30, 2021		September 30, 2020	September 30, 2019
Net asset value, beginning of period/year	$10.29		$9.57	$12.95	$11.46		$10.06	$11.46
Activity from investment operations:
Net investment loss (1) (5)	(0.05)		(0.04)	(0.12)	(0.16)		(0.11)	(0.03)
Net realized and unrealized gain (loss) on investments	1.91		0.76	(1.24)	1.65		1.51	(1.02)
Total from investment operations	1.86		0.72	(1.36)	1.49		1.40	(1.05)
Less distributions from:
Net realized gains	—		—	(2.02)	—		—	(0.35)
Total distributions	—		—	(2.02)	—		—	(0.35)
Paid-in-Capital From Redemption Fees (1) (6)	0.00		0.00	0.00	0.00		0.00	0.00
Net Asset Value, at end of period/year	$12.15		$10.29	$9.57	$12.95		$11.46	$10.06
Total return (2)	18.08	% (9)	7.52%	(13.42)%	13.00	% (7)	13.92%	(8.95)%
Net assets, at end of period/year (000s)	$10,262		$9,219	$9,951	$13,781		$11,637	$12,104
Ratio of gross expenses to average net assets (3)(4)	2.76	% (8)	2.83%	2.60%	2.42%		2.60%	2.53%
Ratio of net expenses to average net assets (4)	2.14	% (8)	2.24%	2.24%	2.24%		2.24%	2.24%
Ratio of net investment loss to average net assets (4)(5)	(0.88	%) (8)	(0.42%)	(1.08%)	(1.24)%		(1.05)%	(0.31)%
Portfolio Turnover Rate	190	% (9)	512%	1127%	551%		560%	607%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period/year.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived fees and/or reimbursed a portion of its expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment loss by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(8)	Annualized.

(9)	Not annualized.

See Accompanying Notes to Financial Statements.

Pinnacle Multi-Strategy Core Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period/Year Presented

	Six Months Ended
	March 31, 2024		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
Class I	(Unaudited)		September 30, 2023	September 30, 2022	September 30, 2021		September 30, 2020	September 30, 2019
Net asset value, beginning of period/year	$11.12		$10.24	$13.60	$11.92		$10.45	$11.77
Activity from investment operations:
Net investment income (loss) (1) (5)	0.01	(10)	0.07	(0.01)	(0.03)		(0.02)	0.07
Net realized and unrealized gain (loss) on investments	2.07		0.81	(1.33)	1.71		1.59	(1.04)
Total from investment operations	2.08		0.88	(1.34)	1.68		1.57	(0.97)
Less distributions from:
Net investment income	—		—	—	—		(0.10)	—
Net realized gains	—		—	(2.02)	—		—	(0.35)
Total distributions	—		—	(2.02)	—		(0.10)	(0.35)
Paid-in-Capital From Redemption Fees (1)(6)	0.00		0.00	0.00	0.00		0.00	0.00
Net Asset Value, at end of period/year	$13.20		$11.12	$10.24	$13.60		$11.92	$10.45
Total return (2)	18.71	% (9)	8.59%	(12.55)%	14.09	% (7)	15.10%	(8.01)%
Net assets, at end of period/year (000s)	$26,761		$15,137	$19,118	$40,798		$35,793	$14,431
Ratio of gross expenses to average net assets (3)(4)	1.75	% (8)	1.83%	1.56%	1.42%		1.60%	1.53%
Ratio of net expenses to average net assets (4)	1.14	% (8)	1.24%	1.24%	1.24%		1.24%	1.24%
Ratio of net investment income (loss) to average net assets (4)(5)	0.17	% (8)	0.62%	(0.12%)	(0.24)%		(0.17)%	0.67%
Portfolio Turnover Rate	190	% (9)	512%	1127%	551%		560%	607%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period/year.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived fees and/or reimbursed a portion of its expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(8)	Annualized.

(9)	Not annualized.

(10)	The amount of net investment income per share does not accord with the amount reported in the Statement of Operations due to the timing of shareholder transactions.

See Accompanying Notes to Financial Statements.

PINNACLE MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2024

1.	ORGANIZATION

The Pinnacle Multi-Strategy Core Fund (“Fund”) is a series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011. The Fund is a diversified series of the Trust. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek high total return with reasonable risk. The Fund commenced operations on October 1, 2015. The Fund is a “fund of funds” in that the Fund will generally invest in other investment companies.

The Fund currently offers Class A, Class C and Class I shares. Class C and Class I shares are offered at net asset value (“NAV”). Class A shares are offered at NAV plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”, including Accounting Standards Update 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined or, in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold investments, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These investments will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the adviser as its valuation designee (the “Valuation Designee”). The Board may also enlist third party consultants such

PINNACLE MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2024

a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – Applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid investments, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Cash and Cash Equivalents – Cash and cash equivalents includes cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank or other financial institution, rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy.

PINNACLE MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2024

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying funds are valued at their respective NAVs as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of trustees of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

PINNACLE MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2024

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2024 for the Fund’s investments measured at fair value:

Pinnacle Multi-Strategy Core Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds - Equity	$43,592,419	$—	$—	$43,592,419
Short-Term Investments	980,817	—	—	980,817
Total	$44,573,236	$—	$—	$44,573,236

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Schedule of Investments for classification by asset class.

Security Transactions and Related Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results from operations, or net asset value per share of the Fund. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for the years ended September 30, 2021 through September 30, 2023 or expected to be taken in the Fund’s September 30, 2024 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where a Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and may be

PINNACLE MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2024

actively managed or represent a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which they invest, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended March 31, 2024 cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, amounted to the following:

Fund	Purchases	Sales
Pinnacle Multi-Strategy Core Fund	$76,870,264	$70,774,233

4.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund. For the six months ended March 31, 2024, the redemption fees paid to the Fund were as follows:

Redemption Fee
$664

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Pinnacle Family Advisors, LLC serves as the Fund’s investment adviser (the “Adviser”).

PINNACLE MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2024

Pursuant to an advisory agreement with the Trust on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund, paid monthly. For the six months ended March 31, 2024, the Fund incurred $194,658 in advisory fees.

Pursuant to Rule 12d1-4, the Fund invested a portion of its assets in the Pinnacle Focused Opportunities ETF (“FCUS”). The Adviser has agreed to waive its net advisory fee (after expense limitation agreement waiver) on the portion of the Fund’s assets that are invested in FCUS. For the six months ended March 31, 2024, the Fund waived $20,331 in advisory fees pursuant to this agreement.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until August 1, 2025, to waive a portion of its advisory fees and reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expenses on securities sold short, taxes, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 1.49% per annum of Class A average daily net assets, 2.24% per annum for Class C average daily net assets, and 1.24% per annum for Class I average daily net assets for the Fund (the “expense limitation”).

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses attributable to Class A, Class C and Class I shares are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the lesser of the expense limitation in place at the time of the waiver or at the time of the reimbursement. If the operating expenses attributable to the Class A, Class C and Class I shares subsequently exceed the expense limitation then in place or in place at time of waiver, the reimbursements shall be suspended. The Adviser may seek recoupment only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement only on 60 days’ notice to the Adviser. For the six months ended March 31, 2024, the Adviser waived and/or reimbursed $99,584 for the Fund in advisory fees or expenses pursuant to the Waiver Agreement.

As of September 30, 2023, the following amounts are subject to recapture by the Adviser by September 30 of the following years:

2024	2025	2026
$115,526	$175,049	$200,003

Distributor – The Trust, on behalf of the Fund, has adopted the Trust’s Class A and Class C Master Distribution and Shareholder Servicing Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act.

PINNACLE MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2024

The Plans provide that a monthly service and/or distribution fee is calculated by the Fund up to an annual rate of 0.25% and 1.00% of the average daily net assets attributable to Class A shares and Class C shares, respectively, and is paid to Northern Lights Distributors, LLC (“the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Pursuant to the Plans, the Fund incurred distribution fees during the six months ended March 31, 2024 as follows:

Class A	Class C
$8,665	$47,757

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the six months ended March 31, 2024, the Distributor received $7,644 from front-end sales charge of which $1,019 was retained by the principal underwriter or other affiliated broker-dealers for the Fund’s Class A shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to each Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

PINNACLE MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2024

6.	INVESTMENT IN AFFILIATED COMPANY

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities or are affiliated through common management. The company which is an affiliate of the Fund as of September 30, 2023 is noted in the Fund’s Schedule of Investments. Transactions with the affiliated company during the year ended September 30, 2023 were as follows:

					Change in
	Value - Beginning			Realized Gain	Unrealized Gain /	Dividend	Value - End of
Affiliated Holding	of Year/Period	Purchases	Sales Proceeds	/ (Loss)	(Loss)	Income	Year/Period	Ending Shares
Pinnacle Focused Opportunities ETF	$7,398,408	$2,126,703	$(1,556,481)	$132,282	$2,674,076	$—	$10,774,988	380,160

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the advisory agreement with the Adviser. As of March 31, 2024 the following held in excess of 25% of the voting securities of the Fund listed, for the sole benefit of customers and may be deemed to control the Fund:

Percentage of Voting Securities as of
Shareholder	March 31, 2024
LPL Financial	42.2%

8.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$40,628,167	$4,004,221	$(59,152)	$3,945,069

9.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended September 30, 2023 and September 30, 2022 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2023	September 30, 2022
Ordinary Income	$—	$5,726,745
Long-Term Capital Gain	—	3,483,737
Return of Capital	—	209,608
	$—	$9,420,090

PINNACLE MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2024

As of September 30, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$—	$—	$(23,905)	$(5,897,101)	$—	$1,203,585	$(4,717,421)

At September 30, 2023, the Fund had non-expiring capital loss carry forwards for federal income tax purposes available to offset future capital gains of $5,897,101 of which $1,107,599 is short-term capital loss carryover that was acquired from another fund and is subject to an annual limitation of $141,535.

The difference between book basis and tax basis accumulated net realized losses, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $23,905.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, resulted in reclassifications for the Fund for the fiscal year ended September 30, 2023, as follows:

Paid In	Accumulated
Capital	Deficit
$(66,808)	$66,808

10.	REGULATORY UPDATES

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

PINNACLE MULTI-STRATEGY CORE FUND
EXPENSE EXAMPLE
March 31, 2024

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2023 through March 31, 2024.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual*		(5% return before expenses)
	Fund’s	Beginning	Ending
	Annualized	Account	Account	Expenses	Ending	Expenses
	Expense	Value	Value	Paid During	Account Value	Paid During
	Ratio	10/1/2023	3/31/24	Period	3/31/24	Period
Pinnacle Multi-Strategy Core Fund – Class A	1.38%	$1,000.00	$1,185.40	$ 7.54	$1,018.10	$ 6.96
Pinnacle Multi-Strategy Core Fund – Class C	2.14%	$1,000.00	$1,180.80	$11.67	$1,014.30	$10.78
Pinnacle Multi-Strategy Core Fund – Class I	1.14%	$1,000.00	$1,187.10	$ 6.23	$1,019.30	$ 5.76

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

PINNACLE MULTI-STRATEGY CORE FUND
SUPPLEMENTAL INFORMATION (Continued)
March 31, 2024

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the six months ended March 31, 2024, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

PRIVACY NOTICE

Rev. June 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (631) 490-4300

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-888-985-9830 or by referring to the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-888-985-9830.

INVESTMENT ADVISER

Pinnacle Family Advisors, LLC

620 W. Republic Road, Ste. 104

Springfield, MO 65807

ADMINISTRATOR

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

PINNACLE-SAR24

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 6/5/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 6/5/24

By (Signature and Title)

/s/ Rich Gleason

Rich Gleason, Principal Financial Officer/Treasurer

Date 6/5/24